Ticker: TEBRX

a series of Northern Lights Fund Trust III

Supplement dated December 26, 2013
to the Prospectus and Statement of Additional Information dated December 13, 2013

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Effective immediately, U.S. Bancorp Fund Services, LLC provides transfer agency services to The Teberg Fund (the “Fund”).  All statements to the contrary in the Fund’s prospectus and Statement of Additional Information should be disregarded.  Furthermore, the sections entitled: “How to Purchase Shares” and “How to Redeem Shares” located on pages 12 and 13, respectively, of the Prospectus for the Fund are hereby replaced with the following until Gemini Fund Services, LLC replaces U.S. Bancorp Fund Services, LLC as Transfer Agent to the Fund, which is expected to occur during the first quarter of 2014:

Buying Shares

Shares of the Fund may be purchased by check or by wire transfer of funds through a bank, through the Automatic Investment Plan or through one or more brokers authorized by the Fund to receive purchase orders. Initial investments may be made in any amount in excess of the minimum required. To add to existing accounts, the Fund requires a minimum investment of $100 for any type of account. The minimum investment requirements may be waived from time to time by the Advisor.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Timing of Requests

Your share price will be the next NAV per share calculated after U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) receives your request in good order. All requests received in good order before 4:00 p.m., Eastern Time, will be processed on that same day. Requests received after 4:00 p.m., Eastern Time, will receive the next business day’s NAV per share.

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When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

The name of the Fund;

The dollar amount of shares to be purchased;

Completed account application or investment stub; and

Check payable to “The Teberg Fund.”

Methods of Buying

Through an authorized broker-dealer or mutual fund marketplace

You can purchase shares of the Fund through any broker-dealer organization or mutual fund marketplace that has been authorized by the Fund. These broker-dealers are further authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. A purchase order is deemed received by the Fund when an authorized broker-dealer or mutual fund marketplace, or, if applicable, a broker-dealer’s or mutual fund marketplace’s authorized designee, receives the request in good order. Please keep in mind that your broker-dealer may charge additional fees for its services.

If the broker-dealer or agent receives your request before 4:00 p.m., Eastern Time, you will pay or receive the next NAV per share calculated by the Fund. The broker-dealer (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus and shareholder reports.

By mail

To open an account, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the following address. To make additional investments after you have opened your account, write your account number on the check and send it together with the stub from the most recent account statement received from the Transfer Agent. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment. All purchases must be in U.S. dollars drawn on a domestic financial institution. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account in addition to any loss sustained by the Fund.

Regular Mail The Teberg Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery The Teberg Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

NOTE:

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

By telephone

If you accepted telephone options on the account application you may make additional investments by telephone, in amounts of $100 or more. You must have provided banking information on your application and your account must have been open for 15 days. Call the Transfer Agent toll-free at 1-866-209-1964 and you will be allowed to move money from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded. If your call to purchase shares is received prior to 4:00 p.m. Eastern Time, your purchase will be made on the day of your order.

By wire

To open an account by wire, call 1-866-209-1964 to make arrangements with a customer service representative to obtain an account application. Upon receipt of your completed account application, a representative will contact you within 24 hours, and will provide your account number and wire instructions. Your bank can then wire your investment according to the instructions given to you. If you are making a subsequent investment by wire, please call 1-866-209-1964 prior to sending your wire payment. Use of the following wiring instructions will ensure proper credit upon receipt:

U.S. Bank National Association

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

ABA No. 075000022

Credit: U.S. Bancorp Fund Services, LLC

Account No. 112-952-137

Further Credit: The Teberg Fund

(your name or the title on the account)

(your account #)

Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve system, or from incomplete wiring instructions.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the account application, you should provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-866-209-1964 if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Automatic Investment Plan

Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-866-209-1964. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five business days prior to the automatic investment date.

Selling (Redeeming) Shares

You have the right to redeem all or any portion of your shares of the Fund at its NAV per share on each day the NYSE is open for trading.

Methods of Selling

Through a broker-dealer organization or mutual fund marketplace

If you purchased your shares through a broker-dealer, mutual fund marketplace or other financial organization, your redemption order must be placed through the same organization. The organization is responsible for sending your redemption order to the Fund on a timely basis. Please keep in mind that your broker-dealer or mutual fund marketplace may charge additional fees for its services.

By mail

Send your written redemption request to the Transfer Agent at the address below. Your request should be in good order and contain the Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. Be sure to have all shareholders sign the letter. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization). Contact the Transfer Agent at 1-866-209-1964 with questions on required documentation.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding tax.

Regular Mail The Teberg Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery The Teberg Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Third Floor Milwaukee, Wisconsin 53202

Note:

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

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This Supplement, dated December 26, 2013, and the Prospectus and Statement of Additional Information, each dated December 13, 2013, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-866-209-1964.